SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934


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[ ]  Preliminary Proxy Statement
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     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
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[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                               LUKENS INC.
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              (Name of Registrant as Specified In Its Charter)

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  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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                     [LUKENS LETTERHEAD]


                                        May 11, 1998



 Dear Stockholder:

      As you have been previously notified, Lukens Inc. ("Lukens") terminated its Dividend Reinvestment Plan ("DRP"), effective May 8, 1998 (the "Termination Date").

      Enclosed is a certificate representing the number of full shares of common stock, par value $.01 per share, of Lukens Inc. ("Common Stock") held in your DRP account on the Termination Date. Also enclosed is an election form which is to accompany the enclosed certificate when submitted in order to make an unconditional election to receive cash (the "Cash Election"), subject to possible proration, in connection with the proposed merger (the "Merger") of Lukens Acquisition Corporation, a wholly owned subsidiary of Bethlehem Steel Corporation, with and into Lukens pursuant to the Agreement and Plan of Merger dated as of December 15, 1997, as amended as of January 4, 1998 (the "Merger Agreement"). THE FOREGOING DESCRIPTION OF THE CASH ELECTION, THE MERGER AND THE MERGER AGREEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL DESCRIPTION OF EACH THEREOF SET FORTH IN THE PROXY STATEMENT/PROSPECTUS DATED APRIL 27, 1998 THAT WAS FIRST MAILED TO STOCKHOLDERS OF LUKENS ON APRIL 28, 1998.

      Also enclosed, if applicable, is a check representing cash in lieu of any fractional share of Common Stock held in your DRP account on the Termination Date.

      In addition, if applicable, you will receive under separate cover a check representing the dividend payable May 15, 1998, to stockholders of record on May 11, 1998.

                                        Very truly yours,

                                        LUKENS INC.


                                        By:  /s/ William D. Sprague
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                                            William D. Sprague
                                            Vice President, General Counsel
                                               and Secretary